SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    /X/

Filed by a Party other than the Registrant  /  /

Check the appropriate box:
/X/     Preliminary Proxy Statement
/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2))
/ /     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

Columbia Common Stock Fund, Inc.             Columbia Growth Fund, Inc.                 Columbia International Stock Fund, Inc.
Columbia Special Fund, Inc.                  Columbia Small Cap Fund, Inc.              Columbia Real Estate Equity Fund, Inc.
Columbia Balanced Fund, Inc.                 Columbia Daily Income Company              Columbia Short Term Bond Fund, Inc.
Columbia Fixed Income Securities Fund, Inc.  Columbia Oregon Municipal Bond Fund, Inc.  Columbia High Yield Fund, Inc.
Columbia National Municipal Bond Fund, Inc.  Columbia Technology Fund, Inc.             Columbia Strategic Value Fund, Inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/ /      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)
         (2) of Schedule 14A
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         1)     Title of each class of securities to which transaction applies:
                ------------------------------------------------------------

         2)     Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------

         4)     Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------

         5)     Total fee paid:
                ------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:
                ------------------------------------------------------------

         2)     Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------

         3)     Filing Party:
                ------------------------------------------------------------

         4)     Date Filed:
                           -------------------------------------------------

                 Important News for Columbia Funds Shareholders

Dear Columbia Funds Shareholder,

The Board of Directors of the Columbia Funds is asking that you consider and vote on a number of proposals affecting your Funds. Each proposal is designed to benefit the Funds, but as a shareholder, it is important that you consider them carefully and vote your support.

There are four proposals under consideration for each of the Funds: * Elect five directors to the Board of Directors, * Amend the Articles of Incorporation to, among other things, allow for more than one share class,
* Update and amend a number of the investment restrictions, and * Ratify the selection of PricewaterhouseCoopers LLP as the independent accountant.

After consideration, the Board of Directors of each Fund is unanimously recommending that shareholders approve the proposals under consideration, which are explained in detail in the enclosed proxy statement. For your convenience, we have prepared a Q&A that precedes the proxy statement and is designed to respond to your questions and provide an overview of the proposals and their impact to the Funds. Please be sure to read these materials carefully before you vote.

For your convenience, you may vote your ballot in four ways: * By mail using the postage paid envelope * By phone at (phone number) * By fax at (fax number) * By computer using the Internet at (website address)

Shareholders with more than one Columbia Funds account may find more than one ballot enclosed. Please be sure to vote for every account you have. Also, please be aware that there are only four proposals for you to vote on, but each fund you own will require that you vote on a number of individual investment restrictions pertaining to that fund. Again, the investment restrictions are fully explained in the accompanying proxy statement.

If you have any questions about the proposals, the proxy statement, or about voting your shares, please don't hesitate to call us at 1-800-547-1707, and one of our Investors Services Representatives will be happy to assist you. Remember, the Board recommends that you vote in favor of the proposals.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,


Jeff B. Curtis    Richard J. Johnson
President         Chief Investment Officer


                       PLEASE BE SURE TO VOTE BY JULY 31.
                       ----------------------------------

                                       Q&A
        Voting the Proposals under the Columbia Funds Proxy Solicitation

What proposals am I being asked to vote on?
The Board of Directors of each of the Columbia Funds is recommending that shareholders consider and approve four proposals for each of the Funds.

1) Elect Directors to the Board
2) Amend the Articles of Incorporation
3) Amend the investment restrictions
4) Ratify the selection of PricewaterhouseCoopers LLP as the independent accountant.

Why should I elect Directors to the Board?
The Board of Directors has added a director position and has nominated Mr. Charles R. Nelson to fill that position. In April 2000, Mr. Patrick Simpson was elected by the Board of Directors to fill a vacancy. The Investment Company Act of 1940 ("40 Act") generally requires that shareholders elect a majority of directors. In addition, new directors cannot be elected by the board to fill vacancies unless, following that election, two thirds of the directors have been elected by shareholders. To assure compliance with the two thirds requirement of the 40 Act, shareholders are being asked to approve the current directors and the new nominee.

What is the purpose of voting to amend the Articles of Incorporation? Shareholder approval of this proposal would allow the Columbia Funds the opportunity to offer varying expense share classes and expense structures. The purpose of adding additional share classes would be to make the Funds available to a broader array of investors through a variety of marketing channels.

Will my current shares be affected by additional share classes?
As a current Columbia Funds shareholder, your shares will not be affected by any new share class that may be added in the future.

If my shares are not affected, why is my vote necessary?
The current articles of incorporation of the Columbia Funds do not provide for more than one share class, so it is necessary for current shareholders of the Fund to vote on this amendment.

Would the addition of a new share class offer any benefits to current shareholders?
In the long run, multiple classes of shares should help broaden the Funds' availability, increase assets in the Funds and ultimately lower the per share operating expenses of the Funds, which are borne by all investors, no matter which share class they own.

What are investment restrictions?
Investment restrictions govern specific details about what a Fund can and cannot invest in as part of accomplishing its investment objective.


Why does the Board recommend amending the investment restrictions?

For some Columbia Funds, the investment restrictions have not been updated for a decade or more. With ongoing changes in the securities laws and investment environment, many of the investment restrictions have become outdated, thus hindering the ability of the Funds to compete against similar funds with more current investment restrictions.

What is the expected outcome if the investment restrictions are amended?
By approving amendments to the investment restrictions, shareholders would provide fund managers with greater flexibility to manage investments for the best returns, consistent with each Fund's investment objectives. Shareholder approval would further give the Board of Directors the ability to approve future changes in the investment restrictions without conducting another proxy solicitation. This would save the Funds money and also improve the ability to respond quickly to changes in the industry or the marketplace.

Will amendment of the restrictions result in a change in investment objectives? As always, the Board will not, and cannot, change the investment objectives without shareholder approval. Each Fund will continue to be managed according to its current investment objective.

As you consider this proposal, keep in mind that each Fund you own will have a number of proposed investment restrictions that need to be voted individually. Please take a few moments to ensure that your vote considers all the investment restrictions for each Fund you own.


Why should I vote on these proposals?
As part owner of the Funds, it is important that you are represented in the process of electing new Board directors, since the Board members are elected to represent the shareholders' best interests. It is also important that you have an opportunity to vote on proposed changes in the articles of incorporation or changes to the investment restrictions. Lastly, it is important that as many shareholders as possible be represented in the voting process. For this reason, Columbia has retained the services of a professional proxy solicitor to help us contact all Columbia Fund shareholders. If we do not receive a ballot from you, it is possible that you will receive a call or letter from our solicitor requesting you to vote.

Have the Boards of Directors approved these proposals?
Yes, the Board of each Fund has reviewed the proposals and believes they are in the best interests of the shareholders. They unanimously recommend that you vote yes for all proposals before you.

How do I cast my vote?
For your convenience, you may vote your ballot in four ways:
         o    By mail using the postage paid envelope
         o    By phone at (phone number)
         o    By fax at (fax number)
         o    By computer using the Internet at (website address)

Is there a Shareholder Meeting scheduled?

Yes. Shareholders of the Funds are welcome to attend the Special Shareholder Meeting on July 31, 2002 at 10:00 am, Pacific Time, at ________________. At this meeting, final votes are cast and ballots are officially tabulated. Shareholders do not need to attend the meeting in person, because the proxies named on your ballot will cast your vote on your behalf. In order for your ballots to be counted at this meeting, please be sure to vote by (date).

Whom do I call for more information?
As always, if you have questions about the Columbia Funds, including this proxy solicitation, please call us toll free at 1-800-547-1707, and one of our Investor Services Representatives will be happy to help you.

                        Columbia Common Stock Fund, Inc.
                           Columbia Growth Fund, Inc.
                     Columbia International Stock Fund, Inc.
                           Columbia Special Fund, Inc.
                          Columbia Small Cap Fund, Inc.
                     Columbia Real Estate Equity Fund, Inc.
                          Columbia Balanced Fund, Inc.
                          Columbia Daily Income Company
                       Columbia Short Term Bond Fund, Inc.
                   Columbia Fixed Income Securities Fund, Inc.
                    Columbia Oregon Municipal Bond Fund, Inc.
                         Columbia High Yield Fund, Inc.
                   Columbia National Municipal Bond Fund, Inc.
                         Columbia Technology Fund, Inc.
                       Columbia Strategic Value Fund, Inc.


                         -------------------------------


                NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS


                         -------------------------------


To the Shareholders:

         Notice is given that a Joint Special Meeting of Shareholders (the "Special Meeting") of Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Special Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia Short Term Bond Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Technology Fund, Inc., and Columbia Strategic Value Fund, Inc. (each a "Fund" and together the "Funds") will be held at __________________________________ on July 31, 2002 at 10:00 a.m., Pacific
Time, for the following purposes:

         1. Election of Directors. To elect five directors to each of the Funds.

         2. Restatement of Articles of Incorporation. To approve a restatement of the articles of incorporation of each Fund, including an amendment allowing the issuance of multiple classes of shares.

         3. Fundamental Investment Restrictions. To approve changes to certain fundamental investment restrictions for the Funds.

         4. Independent Accountants. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for each of the Funds.

         5. Other Business. To transact any other business that properly comes before the Special Meeting or any adjournment or adjournments thereof.

         Shareholders of record at the close of business on May 24, 2002 are entitled to receive notice of and to vote at the Funds' Special Meeting and any adjournment thereof.

                                    By Order of the Boards of Directors

                                    Mark A. Wentzien
                                    Secretary

May 29, 2002
Portland, Oregon

                             YOUR VOTE IS IMPORTANT

Shareholders of each Fund will vote separately on each Proposal. If you have a single account holding shares of multiple Funds, you will receive a single proxy card for your account and only one Joint Proxy Statement. If you have accounts under more than one name but with the same address and social security number, you will receive a separate proxy card for each of your accounts, but only one Joint Proxy Statement. To vote your shares, please sign, date, complete and mail the enclosed proxy card[s] promptly in the enclosed return envelope. You can also vote your shares through the Internet or by telephone using the [__]-digit "control" number that appears on the enclosed proxy card[s] and following the sample instructions. The Board of Directors of your Fund recommends that you vote "For" the Nominees and "For" each Proposal.

                      INSTRUCTIONS FOR EXECUTING PROXY CARD

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card[s] properly.

1. Individual Accounts: Sign your name exactly as it appears on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name on the proxy card. For example:

         Registration               Valid Signature
         ------------               ---------------

Corporate Accounts
 (1) ABC Corp............................John Doe, Treasurer
 (2) ABC Corp
       c/o John Doe, Treasurer...........John Doe, Treasurer
 (3) ABC Corp. Profit Sharing Plan.......John Doe, Trustee

Trust Accounts
 (1) ABC Trust...........................Jane Doe, Trustee
 (2) Jane Doe, Trustee
         u/t/d 12/28/78..................Jane Doe

Custodial or Estate Accounts
 (1) John Smith, Cust
         f/b/o John Smith, Jr. UGMA......John Smith
(2) John Smith Jr........................John Smith Jr., Executor

                        Columbia Common Stock Fund, Inc.
                           Columbia Growth Fund, Inc.
                     Columbia International Stock Fund, Inc.
                           Columbia Special Fund, Inc.
                          Columbia Small Cap Fund, Inc.
                     Columbia Real Estate Equity Fund, Inc.
                          Columbia Balanced Fund, Inc.
                          Columbia Daily Income Company
                       Columbia Short Term Bond Fund, Inc.
                   Columbia Fixed Income Securities Fund, Inc.
                    Columbia Oregon Municipal Bond Fund, Inc.
                         Columbia High Yield Fund, Inc.
                   Columbia National Municipal Bond Fund, Inc.
                         Columbia Technology Fund, Inc.
                       Columbia Strategic Value Fund, Inc.

                       -----------------------------------


                              JOINT PROXY STATEMENT

                       -----------------------------------


                        SPECIAL MEETINGS OF SHAREHOLDERS
                           TO BE HELD ON JULY 31, 2002


         This Joint Proxy Statement and form of proxy enclosed are furnished in connection with a solicitation of proxies by the Boards of Directors of each of the Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Special Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia Short Term Bond Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Technology Fund, Inc., and Columbia Strategic Value Fund, Inc., each an Oregon corporation (each a "Fund" and collectively the "Funds"), to be voted at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on July 31, 2002 at 10:00 a.m., at _______________________________________, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named in the proxy cards will vote the shares represented by the proxy in accordance with the instructions marked on the proxy cards. Executed proxies that are unmarked will be voted for approval of the proposals described in this Joint Proxy Statement.

         This Joint Proxy Statement and the related Notice of Special Meeting are expected to be first mailed to shareholders of record on or about May 29, 2002. The principal executive offices of the Funds are located at 1301 SW Fifth Avenue, Portland, Oregon 97201-5601. Copies of the Funds' most recent Annual and Semi-Annual Reports are available upon request, without charge, by (i) writing to the Funds at Columbia Financial Center, P.O. Box 1350, Portland, Oregon 97207-1350, (ii) calling toll free [1-800-547-1707], or (iii) visiting the Fund's Web site at www.columbiafunds.com or the Securities and Exchange Commission's Web site at www.sec.gov.

                        PROPOSALS APPLICABLE TO EACH FUND

         The following table summarizes the proposals applicable to each Fund:

Proposal #    Proposal Description                           Applicable Fund(s)                          Page
----------    --------------------                           ------------------                          ----
       1.     To elect as directors the nominees presented   All                                         [__]
              in Proposal 1
       2.     To amend and restate the articles of           All                                         [__]
              incorporation, including an amendment
              allowing the issuance of multiple classes of
              shares
      3.A.    To modify the investment restriction           All                                         [__]
              regarding lending
      3.B.    To modify and reclassify the investment        All (except Columbia Oregon Municipal       [__]
              restriction regarding investments in           Bond Fund and Columbia National Municipal
              restricted and illiquid securities             Bond Fund)
      3.C.    To eliminate the investment restriction        All                                         [__]
              regarding the purchase of securities of
              other investment companies
      3.D.    To reclassify certain fundamental investment   Columbia Daily Income Company               [__]
              restrictions
      3.E.    To eliminate the investment restriction on     Columbia Growth Fund                        [__]
              investing more than 5% of a Fund's assets in
              securities of any one issuer
       4.     To ratify PricewaterhouseCoopers LLP as        All                                         [__]
              independent accountants

                       SHARES ENTITLED TO VOTE AND QUORUM

         The holders of record of shares (the "Shareholders") of each Fund as of the close of business on May 24, 2002, the record date for the determination of Shareholders entitled to notice of and to vote at the Special Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below sets forth the number of shares outstanding for each Fund as of the Record Date.


                                                              Number of Shares
         Name of Fund                                            Outstanding

         Columbia Common Stock Fund, Inc.                        [insert]
         Columbia Growth Fund, Inc.
         Columbia International Stock Fund, Inc.
         Columbia Special Fund, Inc.
         Columbia Small Cap Fund, Inc.
         Columbia Real Estate Equity Fund, Inc.
         Columbia Balanced Fund, Inc.
         Columbia Daily Income Company
         Columbia Short Term Bond Fund, Inc.
         Columbia Fixed Income Securities Fund, Inc.
         Columbia Oregon Municipal Bond Fund, Inc.
         Columbia High Yield Fund, Inc.
         Columbia National Municipal Bond Fund, Inc.
         Columbia Technology Fund, Inc.
         Columbia Strategic Value Fund, Inc.

         A quorum for the conduct of business at the Special Meeting of each Fund requires the presence, in person or by proxy, of holders of a majority of the outstanding shares of that Fund. If a quorum to transact business or the vote required to approve any proposal described in this Joint Proxy Statement is not present or obtained at the Special Meeting for a Fund, the persons named as proxies may propose one or more adjournments of the Special Meeting for a total of not more than 120 days in the aggregate to obtain a quorum or to permit further solicitation of proxies. Any such adjournment may be approved by the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting, even though less than a quorum. The persons named as proxies will vote the shares represented by the proxy upon such proposal as determined in their discretion.

         If a proxy is properly executed and returned and includes instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" any proposal or adjournment to permit further solicitation of proxies. Accordingly, abstentions effectively will be a vote against the proposal described in this proxy statement because the required vote is a percentage of the Fund's shares present or outstanding.

         Shareholders can vote by marking the enclosed proxy card(s) and returning the card(s) in the postage-paid envelope. Shareholders can also vote by faxing their proxy card(s) to the Fund at [(503) __________] or by calling (800) ___-____ and recording their vote by telephone or on the internet at [http://www.proxyvote.com]. The internet and telephone voting procedures are designed to authenticate shareholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:
     o By written notice of the proxy's revocation to Mark A. Wentzien, Secretary of the Fund, at the above address prior to the Special Meeting;
     o By the subsequent execution and return of another proxy prior to the Special Meeting;
     o   By submitting a subsequent telephone vote;
     o   By submitting a subsequent internet vote; or
     o By voting in person at the Special Meeting and giving oral notice of revocation to the Chairman of the Special Meeting.

         A shareholder who attends the Special Meeting, however, is not required to revoke the proxy and vote in person. Each valid, unrevoked proxy will be voted at the Special Meeting in accordance with the instructions given in the proxy. If no instructions are given, shares represented by the proxy will be voted for the nominees for director named in this Joint Proxy Statement and for Proposals 2, 3 and 4.

              PRINCIPAL SHAREHOLDERS AND SHARES HELD BY MANAGEMENT

         Attached as Exhibit A is a list of all persons known by the Funds to be the record or beneficial owners of 5% or more of the outstanding shares of any Fund as of the Record Date. Exhibit A also shows the number of shares of each Fund owned by each director and by all directors and officers of the Funds as a group as of the Record Date.

                             SOLICITATION OF PROXIES

         Columbia Funds Management Company (the "Adviser"), located at 1301 SW Fifth Avenue, Portland, Oregon 97201, serves as the investment adviser for each of the Funds.

         In addition to solicitations of proxies by mail, proxies may be solicited by officers and employees of the Adviser, personally or by telephone or electronically, without additional compensation. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the shares held in their names. In addition, the Funds have hired an unaffiliated proxy solicitor, ___________________, to assist in the solicitation of proxies by mail, phone, and special courier. The estimated costs of _______________'s services to the Funds ranges from approximately $__________ to $__________, depending upon the extent of services provided. All costs of printing and mailing proxy materials and the costs and expenses of holding the Special Meeting, including all amounts paid to __________, will be split equally by the Adviser and the Funds. The Funds' share of expenses will be prorated among the Funds on the basis of net assets as of the record date.

Proposal No. 1:   To Elect Directors of the Fund

All Funds

         The first proposal to be considered at the Special Meeting is the election of directors of each Fund.

         Each of the nominees other than Mr. Charles R. Nelson is now serving as a director of each of the Funds. Each of the nominees has agreed to serve if elected. If a designated nominee declines to serve before the meeting or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. As a condition to election as a director, in accordance with policies adopted by the Funds designed to enhance the independence and effectiveness of a Fund's directors ("Board Policies"), each nominee is required to submit in writing a resignation as a director that becomes effective as of the adjournment of the first regularly scheduled meeting of the directors following the director's 72nd birthday.

         Each incumbent director currently oversees 23 portfolios in the Columbia Funds Complex, which is composed of the Funds and eight portfolios of the CMC Fund Trust.

         The Investment Company Act of 1940 (the "1940 Act") generally provides that at all times a majority of directors of each Fund's Board of Directors (each a "Board" and together the "Boards") must be elected by shareholders and that new directors cannot be appointed to fill vacancies unless, after the appointments, two-thirds of the directors have been elected by shareholders. Each of the Funds now has four directors and, with the exception of the Technology Fund and the Strategic Value Fund, three of the directors have been elected by shareholders. One director, Mr. Patrick J. Simpson, was elected by the Boards to fill a vacancy created by the retirement of a director in April 2000, at which time the Technology Fund and the Strategic Value Fund did not exist. All four of the directors of the Technology Fund and Strategic Value Fund have been elected by shareholders. The Board has added one more director's position and has nominated Mr. Charles R. Nelson to fill that position. To assure compliance with the two-thirds requirement of the 1940 Act, shareholders are being asked to elect all incumbent directors and the new nominee. If all nominees to serve as directors are elected by shareholders, the Board of each Fund will also have the flexibility--without the requirement and expense of calling a shareholder meeting--to fill vacancies created in the future when a director resigns, retires or otherwise ceases service as a director, or if the Board desires to add an additional director. Based upon the Board Policies, Mr. Inskeep's last meeting as a director of the Funds will be in April 2003.

         If elected, the directors will hold office until the next meeting of shareholders at which directors are elected and until their successors are elected and qualified. As permitted under Oregon law, the Funds are not required to hold, and do not anticipate holding, annual meetings. Thus, the directors will be elected for indefinite terms. Any Board member may resign, however, and any Board member may be removed at any meeting of shareholders called for that purpose by at least a majority of the votes entitled to be cast for the election of directors. If a vacancy exists for any reason, the remaining directors may fill the vacancy by appointing another director. If at any time less than a majority of the directors holding office have been elected by shareholders, the directors then in office will call a shareholders' meeting within 60 days for the purpose of electing directors.

         The Board of each Fund met five times during 2001 and each incumbent director attended all of these meetings. None of the Boards has a standing Compensation Committee. Each Fund established an Audit Committee in January 2002. The Audit Committee will consider and engage, on an annual basis, the Funds' independent auditors, review with management and the independent auditors the financial statements included in the Fund's Annual Report to Shareholders, and generally oversee the audit process. The Audit Committee is composed solely of Independent Directors (currently, Messrs. George, Simpson, and Woolworth).

         In addition, each of the Funds adopted a nominating policy in January 2002 under which the Independent Directors of the Funds are responsible for selecting and nominating candidates for election to serve as directors. The Independent Directors will not consider nominees recommended by Fund shareholders.

         Set forth below are the nominees for election as directors of each Fund (the "Nominees"), together with information about them. Other director positions disclosed include director, general partner or trustee of companies that are required to file reports with the Securities and Exchange Commission (the "SEC"), other than registered investment companies.

Interested Nominees*
-------------------

  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
                                                                                             Number of
                                                                         Principal         Portfolios in          Other
      Name, Address and Age      Position(s)    Term of Office and     Occupation(s)       Fund Complex       Directorships
                                  Held with       Length of Time       During Past 5        Overseen by          Held by
                                    Funds            Served**              Years             Director          Director***
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
  J. Jerry Inskeep, Jr.          Chairman      Served for 36 Years   Chairman and        23                 None
  1300 S.W. Sixth Avenue         and Director                        President of
  Portland, OR 97201                                                 Columbia Funds
  (71 years old)                                                     and CMC Fund Trust
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------

Disinterested Nominees
----------------------

  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
                                                                                             Number of
                                                                         Principal         Portfolios in          Other
      Name, Address and Age      Position(s)    Term of Office and     Occupation(s)       Fund Complex       Directorships
                                  Held with       Length of Time       During Past 5        Overseen by          Held by
                                    Funds            Served**              Years         Director or Nominee    Director***
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
  James C. George                Director      Served for 8 Years    Investment          23                 None
  1001 S.W. 5th Avenue                                               Consultant
  Suite 1100
  Portland, OR 97204
  (69 years old)
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
  Patrick J. Simpson             Director      Served for 2 Years    Lawyer, Perkins     23                 None


                                       6

  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
                                                                                             Number of
                                                                         Principal         Portfolios in          Other
      Name, Address and Age      Position(s)    Term of Office and     Occupation(s)       Fund Complex       Directorships
                                  Held with       Length of Time       During Past 5        Overseen by          Held by
                                    Funds            Served**              Years         Director or Nominee    Director***
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
  1211 S.W. 5th Avenue                                               Coie LLP
  Suite 1500
  Portland, OR 97204
  (57 years old)
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
  Richard L. Woolworth           Director      Served for 11 Years   Chairman/CEO, The   23                 The Regence
  100 S.W. Market St. #1500                                          Regence Group                          Group, Regence
  Portland, OR 97207                                                                                        BlueCross
  (60 years old)                                                                                            BlueShield of
                                                                                                            Oregon; NW
                                                                                                            Natural, a
                                                                                                            natural gas
                                                                                                            service provider
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
  Charles R. Nelson              None          N/A                   Van Voorhis         23****             [None]
  Department of Economics                                            Professor,
  University of Washington                                           Department of
  Seattle, WA 98195                                                  Economics,
                                                                     University of
                                                                     Washington;
                                                                     consultant on
                                                                     economic and
                                                                     statistical
                                                                     matters
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------


There is no family relationship between any of the directors listed above.

* Interested person as defined by the 1940 Act. Mr. Inskeep is deemed interested because he is affiliated with the Adviser.

**Each director serves for an indefinite term in accordance with the current by-laws of each Fund until the date a director resigns, retires or is removed in accordance with the Bylaws of each Fund

*** Each nominee except Mr. Nelson is a Trustee of CMC Fund Trust, an open-end management investment company advised by Columbia Management Co., an affiliate of the Adviser.

****Mr. Nelson serves as an independent trustee of the funds in the Liberty and Stein Roe Fund Groups, which are advised and distributed by affiliates of the Adviser.

The following table sets forth the dollar range of shares owned by each director as of April 30, 2002 of (i) each individual Fund and (ii) all of the funds in the Columbia Funds Complex:

Interested Director:
-------------------

            Dollar Range of Fund Shares              J. Jerry Inskeep, Jr.

Common Stock Fund                                    Over $100,000
Balanced Fund                                        Over $100,000
Growth Fund                                          Over $100,000
Special Fund                                         Over $100,000

Small Cap Fund                                       Over $100,000
International Stock Fund                             Over $100,000
Real Estate Equity Fund                              Over $100,000
Strategic Value Fund                                 Over $100,000
Technology Fund                                      Over $100,000
Columbia Daily Income Company                        Over $100,000
Fixed Income Securities Fund                         $10,001-$50,000
Short Term Bond Fund                                 None
High Yield Fund                                      None
Oregon Municipal Bond Fund                           Over $100,000
National Municipal Bond Fund                         Over $100,000
     Aggregate Dollar Range of Fund Shares in
     Funds Overseen by Director in Columbia Funds
     Complex:                                        Over $100,000

Disinterested Directors:
-----------------------

     Dollar Range of Fund Shares         James C. George     Patrick J. Simpson   Richard L.          Charles R. Nelson
                                                                                  Woolworth

Common Stock Fund                       Over $100,000        None                 Over $100,000       [None]
Balanced Fund                           None                 $1-$10,000           None                [None]
Growth Fund                             Over $100,000        $50,001-$100,000     Over $100,000       [None]
Special Fund                            Over $100,000        $10,001-$50,000      Over $100,000       [None]
Small Cap Fund                          Over $100,000        None                 Over $100,000       [None]
International Stock Fund                Over $100,000        None                 $10,001-$50,000     [None]
Real Estate Equity Fund                 Over $100,000        None                 $1-$10,000          [None]
Strategic Value Fund                    $1-$10,000           None                 $10,001-$50,000     [None]
Technology Fund                         $1-$10,000           None                 None                [None]
Columbia Daily Income Company           Over $100,000        None                 $10,001-$50,000     [None]
Fixed Income Securities Fund            None                 None                 Over $100,000       [None]
Short Term Bond Fund                    None                 None                 None                [None]
High Yield Fund                         $50,001-$100,000     None                 None                [None]
Oregon Municipal Bond Fund              None                 None                 Over $100,000       [None]
National Municipal Bond Fund            None                 None                 None                [None]
     Aggregate Dollar Range of Fund
     Shares in Funds Overseen by
     Director in Columbia Funds
     Complex:                           Over $100,000        $50,001-$100,000     Over $100,000       [None]

         As of December 31, 2001, none of the disinterested directors or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation of Directors

         The following table sets forth compensation received by each Fund's directors for 2001. No officer of the Funds received any compensation from the Funds in 2001.

   Aggregate compensation From Fund        J. Jerry      James C.     Patrick J.      Richard L.      Charles R.
                                           Inskeep*       George        Simpson       Woolworth         Nelson


                                       8

Common Stock Fund                           $0            $2,416        $2,416         $2,513          $0
Growth Fund                                 $0            $4,944        $4,944         $5,142          $0
International Stock Fund                    $0            $499          $499           $519            $0
Special Fund                                $0            $2,860        $2,860         $2,974          $0
Small Cap Fund                              $0            $1,615        $1,615         $1,679          $0
Real Estate Fund                            $0            $1,545        $1,545         $1,607          $0
Balanced Fund                               $0            $3,347        $3,347         $3,481          $0
Columbia Daily Income Company               $0            $3,971        $3,971         $4,130          $0
Short Term Bond Fund                        $0            $138          $138           $144            $0
Fixed Income Securities Fund                $0            $1,351        $1,351         $1,405          $0
Oregon Municipal Bond Fund                  $0            $1,512        $1,512         $1,572          $0
High Yield Fund                             $0            $537          $537           $558            $0
National Municipal Bond Fund                $0            $37           $37            $39             $0
Strategic Value Fund                        $0            $197          $197           $205            $0
Technology Fund                             $0            $31           $31            $32             $0

Total Compensation from Columbia Funds
               Complex**                    $0            $34,000       $34,000        $35,000         $0***

* Mr. Inskeep is an interested person of each Fund and receives no compensation from any Fund.

**Information is for the calendar year ended December 31, 2001 for 23 funds in the complex. Includes compensation Messrs. Woolworth, George and Simpson received as Trustees of CMC Fund Trust. The investment adviser for CMC Fund Trust is Columbia Management Co., an affiliate of the Adviser. Mr. Woolworth's compensation also includes amounts received for serving on each Fund's Executive Committee and CMC Fund Trust's Executive Committee.

***Mr. Nelson received $________ for the calendar year ended December 31, 2001 for his service as a trustee of the Liberty and Stein Roe Fund Groups.


                                  REQUIRED VOTE

         If a quorum of shareholders is present at the Special Meeting, the five nominees for election as directors who receive the greatest number of votes cast at the Special Meeting will be elected directors. If your shares are represented at the meeting but you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of a Fund, the Board of Directors will consider alternate nominations.

Each Board unanimously recommends that you vote "For" the election of each of the nominees under Proposal No.1.


Proposal No. 2:   To Approve the Amended and Restated Articles of
                  Incorporation for the Fund and to Provide for Classification of Shares

All Funds

General Information

         A mutual fund, such as each of the Funds, is required to organize under the laws of a state and to create and be bound by organizational documents that outline how it will operate. Each of the Funds is organized as an Oregon corporation and is governed by its articles of incorporation (the "Current Articles"). Each Fund's Current Articles now provide for the issuance of only one class of shares, with each share of the class representing an equal proportionate interest in the Fund. Each Fund's Board recommends that its Current Articles be amended to permit the Board, without further shareholder action, to cause to be authorized one or more additional classes of shares ("Classes") with the characteristics, rights or privileges as the Board members may determine, to the extent permitted under the 1940 Act. If this proposal is approved, the Board will be provided with the ability to enhance each Fund's flexibility to sell its shares to the various categories of investors present in today's marketplace. Issuance of additional classes will not affect your shares or your ability to purchase shares in the future.

         Adoption of this proposal is intended to allow the Funds

         o    a greater opportunity to distribute the Funds' shares;

         o to maintain their competitive position in relation to other funds that have similar multi-class distribution arrangements; and

         o to enable investors to choose the purchasing method which best suits their individual situations, thereby attracting additional investments from current shareholders and new investors by offering investment flexibility.

In addition, the flexibility to offer multiple classes of shares will help facilitate the possible acquisition by certain of the Funds of the assets of various other mutual funds advised by affiliates of the Adviser.

         The Board is currently reviewing various distribution strategies that contemplate the use of different classes of shares by the Funds. If shareholders of the Funds approve this proposal, the Board of each Fund could thereafter institute a class structure for the Fund allowing it to issue multiple classes of shares to different categories of investors. In general, the shares of each class would be identical in all respects except that the allocation of distribution, administrative, support service and related incremental expenses (i.e., transfer agency, postage, printing) will be specific to each class. This would provide each Fund the flexibility to better tailor their methods of marketing, administering, and distributing shares to the needs of particular investors. For example, certain investors prefer to purchase shares of a mutual fund through a financial adviser. Often that financial adviser is compensated for the advice it provides the investor. Many mutual funds compensate the financial intermediary to the extent the financial intermediary directs investments into such mutual funds. Currently, the Funds are not available to many of these types of investors because they are unable to provide this compensation to financial intermediaries.

         All Classes would represent the same interest in a Fund and have identical voting, dividend, liquidation, and other rights, except that the shares of a class may be subject to special charges and expenses (including, but not limited to, front-end and deferred sales charges, expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) as approved from time to time by the Board of the Fund and, if required by the 1940 Act or other law, the shareholders of the affected Class. The charges and expenses applicable to a class of shares may differ from those applicable to another class within a Fund. If this proposal is approved, the outstanding shares of each Fund would be redesignated as "Class Z Common Stock" with rights and privileges identical to the Fund's existing shares.

         In addition to amending the Current Articles to authorize the issuance of additional classes of shares, in this Proposal the Board is asking shareholders to approve a restatement of each of the Fund's Current Articles. Because not all of the Funds were organized at the same time, not all of the Current Articles are identical. In an attempt to ensure that each Fund is able to take advantage of all operational opportunities provided to them under Oregon law, and to ensure consistency among them, the Board of Directors of each Fund has determined that it is in the best interest of each of the Funds and its shareholders to amend and restate the Current Articles. The form of amended and restated Articles of Incorporation (the "Proposed Articles") is included with this proxy statement as Exhibit B. Each Fund will remain an Oregon corporation, and the Proposed Articles will continue to be governed by Oregon law. In addition, the operations of the Funds will remain subject to the 1940 Act and its related rules.

The Differences between the Current Articles and the Proposed Articles

         The following discussion summarizes the material differences between the Current Articles and the Proposed Articles. The Proposed Articles also contain changes that are not material and are not described here. Please review the entire Proposed Articles before you decide how to vote on this proposal.

         Classes. Under the Proposed Articles, each Fund's Board will have the ability to classify authorized but unissued shares of a Fund into multiple classes with different sales charge and distribution financing alternatives as they deem appropriate and in the best interests of that Fund's shareholders. Proceeds of sales of all classes of shares issued by a Fund will be invested together in a common investment portfolio in which the Fund is invested.

         Authorized Shares of Capital Stock. With exception of the Columbia Daily Income Company and the Fixed Income Securities Fund, each Fund is now authorized to issue 100 million shares of common stock. Under Oregon law, a Fund's Board has the authority to decrease or increase the number of shares authorized for issuance without shareholder approval. If the Proposed Articles are approved, each Fund except the Columbia Daily Income Company will be authorized to issue one billion shares of common stock. The Columbia Daily Income Company, now authorized to issue two billion shares, will be authorized to issue five billion shares of common stock. All authorized common shares of the Funds will be issuable at any time without further authorization from the shareholders. The holder of each share of common stock will continue to have equal voting rights in relation to the holder of other shares of common stock of each Fund.

         Voting Rights. If the Proposed Articles are approved, all shares of a Fund then issued and outstanding and entitled to vote--irrespective of class--will be voted in the aggregate and not by class on any matter submitted to a vote of shareholders of a Fund, except when otherwise required by Oregon law or the 1940 Act (in which case shares will be voted by individual class) or when the matter affects only a particular class (in which case only the affected class will vote).

         Mandatory Indemnification. Oregon law provides for mandatory indemnification of directors against reasonable expenses incurred in connection with a proceeding or claim with respect to which the director is successful in defending. This mandatory indemnification also extends to officers unless the corporation's articles of incorporation provide otherwise. In addition, Oregon law permits a corporation to include a provision in its articles of incorporation providing that the corporation will indemnify an individual made party to a proceeding because the individual is or was an officer or director against liability incurred in the proceeding. Under the Proposed Articles, therefore, officers and directors of each Fund will be indemnified for any liability and expenses incurred in a proceeding provided such persons acted in good faith, received no improper benefit, and reasonably believed that their conduct was in the best interests of the corporation. The indemnification provisions of a Fund's Current Articles will apply to any acts of the Fund's officers and directors committed prior to the time the Proposed Articles are approved by shareholders and filed with the Secretary of State of Oregon. The Current Articles for each Fund except the Columbia Daily Income Company, Fixed Income Securities Fund, Growth Fund, Oregon Municipal Bond Fund, Short Term Bond Fund, and the Special Fund already provide for similar indemnification of officers and directors, if the person believes in good faith that he or she is entitled to indemnification and the person agrees to repay the Fund for all advances if the person is determined ultimately not to be entitled to indemnification. The Current Articles for the Columbia Daily Income Company, Fixed Income Securities Fund, Growth Fund, Oregon Municipal Bond Fund, Short Term Bond Fund and Special Fund do not contain any provisions for indemnification of officers and directors.

                                  REQUIRED VOTE

         Proposal 2 must be approved by a majority of outstanding shares of each Fund.

Each Board recommends that you vote "For" Proposal No. 2.


Proposal No. 3:   To Approve the Reclassification, Modification or
                  Elimination of Certain Fundamental Investment Policies of the
                  Fund

All Funds

                                  INTRODUCTION

         The Board of each Fund has determined that it is in the best interests of the Fund to enhance its investment flexibility by modifying certain of the Fund's investment restrictions. Under the 1940 Act, all investment policies of a mutual fund must be classified as either "fundamental" or "non-fundamental." A fundamental policy may not be changed without the approval of a fund's shareholders. A non-fundamental policy, on the other hand, may be changed by a fund's board of directors without shareholder approval. Unlike many other mutual funds, each of the Funds' investment restrictions is designated as a "fundamental policy." Accordingly, each change to an investment restriction discussed below requires shareholder approval. At Special Board meetings of each of the Funds held on May 10, 2002, each Board approved the proposed changes (which are described below) and directed that they be submitted to shareholders for approval. Shareholders of each Fund will be able to vote for or against or abstain from voting with respect to each of the proposed changes applicable to that Fund. The Proposal is discussed below in more detail.

         The Boards recommend that shareholders vote for each of the subproposals to Proposal No. 3 to modify, reclassify or eliminate certain of the Funds' investment restrictions.

Reasons for the Proposal

         The 1940 Act requires only certain policies to be classified as fundamental, but a fund may designate as fundamental any of its other investment restrictions. Certain investment restrictions have been adopted by the Funds as fundamental in response to requirements set forth in the 1940 Act. In addition, however, certain investment restrictions for each of the Funds were established as fundamental in response to industry practices as they existed when the Fund was created. Many of the restrictions initially were adopted to permit a Fund to register its shares for sale in certain states. Many states required a fund to adopt fundamental investment restrictions that were not required by the 1940 Act. The National Securities Markets Improvement Act of 1996generally preempted state regulation of mutual funds. As a result, many of the Fund's fundamental investment restrictions are no longer necessary.

         In light of the above, in recent years, it has become customary in the mutual fund industry to reclassify a number of a fund's investment restrictions as non-fundamental, thereby reserving the right to change those investment restrictions without shareholder approval. This practice is desirable because it permits the board of a mutual fund to modify the fund's investment restrictions to respond to market changes and other developments without delay and without the expense of holding a shareholder meeting.

         Accordingly, each Fund's Board reviewed the Fund's fundamental policies with the following goals:

         o to simplify, modernize and make consistent with those of other investment companies the Funds' policies that are required by law to be fundamental;

         o to reclassify as non-fundamental any policies that are not required to be fundamental under the 1940 Act or the positions of the staff of the SEC in interpreting the 1940 Act, in which case, depending on the circumstances, the policy would be either eliminated or adopted by the Board as a non-fundamental policy in the same or a modified form; and

         o to reclassify as non-fundamental or to eliminate certain policies previously required under state securities laws.

         A Fund's shareholders will receive at least 30 days written notice of any material change to the Fund's non-fundamental investment restrictions approved by the Fund's Board.

         Generally, the Funds do not have precisely the same fundamental investment restrictions. In most cases, the Funds have restrictions that are substantially similar but not identical. Some of the differences are due to the Funds' different investment objectives. Other differences are due to historical evolution. The Boards of each Fund would like to establish more uniform fundamental and non-fundamental investment restrictions, while achieving the goals described above. Consistency among the Funds' fundamental investment restrictions will facilitate monitoring compliance with the restrictions by the Board and the Adviser and may reduce costs of operations. If a fundamental policy is proposed by the Board to be modified or made non-fundamental, the text of the policy as proposed to be revised is supplied below. A non-fundamental policy can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund. To summarize, the Board of each Fund believes approval of Proposal 3 in its entirety will provide the following benefits to each Fund:

         o Consistency and clarity among the Funds' investment restrictions will promote efficiencies in the administration of the Fund's operations.

         o Fundamental investment restrictions that are no longer needed will be eliminated or reclassified as non-fundamental, allowing the Board of each Fund and the Adviser to respond to changes in regulatory, market or competitive conditions without the delay and expense of calling a shareholder's meeting to change a fundamental investment restriction.

         o A Fund will have more investment flexibility to pursue its investment objectives.

         If these investment policy changes are approved by shareholders at the meeting, each Fund's Prospectus and Statement of Additional Information will be amended or supplemented to reflect the elimination, amendment and reclassification of the investment restrictions. Shareholders will be given at least 30 days notice by the Fund of any future investment policy changes to a non-fundamental policy.

         You may vote in favor of, or abstain from voting on, all of the proposed changes applicable to your Fund or, if you wish to vote against any proposed change, you may so indicate on the proxy card. If a subproposal of Proposal 3 is approved by shareholders, the changes will become effective as soon as practicable, but no sooner than September 1, 2002.

Change to the Funds' Investment Restrictions

         The Board of each Fund believes it is desirable to modify, reclassify or eliminate certain of the Funds' investment restrictions which are fundamental policies. A list of each Fund's investment restrictions proposed to be modified, reclassified or eliminated is attached as Exhibit C.

         For each subproposal of Proposal 3 that recommends a modification (and in one case coupled with a reclassification) to the fundamental investment restriction, the discussion will include

         o    the text of the proposed new investment restriction,
         o    a summary of the current restriction,
         o    an explanation of the reasons for the change, and
         o    an explanation of the expected effects of the change on the Fund.

         For each subproposal of Proposal 3 that recommends either a reclassification of a fundamental investment restriction to a non-fundamental investment restriction or elimination of a fundamental investment restriction, the discussion will include

         o a summary or the text of the current restriction to be reclassified or eliminated,
         o    an explanation of the reasons for the change, and
         o an explanation of the expected effects of the reclassification or elimination on the Fund.

         A list identifying the Funds for which each subproposal is applicable appears at the heading for the discussion of each subproposal. A summary of the applicability of each subproposal to the Funds can be found on page 2. Any percentage limitations contained in the investment restrictions described in these subproposals apply at the time of purchase of portfolio securities.

3A.      Common Stock Fund
         Growth Fund
         International Stock Fund
         Special Fund
         Small Cap Fund
         Real Estate Equity Fund
         Balanced Fund
         Daily Income Company
         Short Term Bond Fund
         Fixed Income Securities Fund
         Oregon Municipal Bond Fund
         High Yield Fund
         National Municipal Bond Fund
         Technology Fund
         Strategic Value Fund

         Modify the Fund's Fundamental Investment Restriction Regarding Lending by the Fund

         Proposed New Investment Restriction. Set forth below is the policy on lending, as proposed to be modified.

                  The Fund will not make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

         Current Restrictions. Each of these Funds has a fundamental policy prohibiting or limiting the Fund from lending its assets to other persons. A number of the Funds' current investment restrictions clarify this policy by noting that the lending of securities does not include entering into repurchase agreements or purchasing an issue of publicly distributed bonds, debentures, or other debt securities. In addition, some Funds allow for lending of portfolio securities permitted under the 1940 Act. The Board of each Fund proposes to standardize and clarify these policies.

         Reasons for Modification. If this proposal is approved by shareholders, after Board approval each Fund may lend portfolio securities to the fullest extent permitted under the 1940 Act. Under current interpretations, funds may lend portfolio securities to U.S. and foreign brokers, dealers and banks which the Adviser deems to be creditworthy and of good business standing. The purpose of a Fund loaning its portfolio securities is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it. The maximum amount of securities that can be loaned by a Fund under the 1940 Act is 33 1/3% of the value of a Fund's total assets. A Fund will lend securities to its affiliates only with the permission of the SEC and in accordance with SEC guidelines. The Funds have received an exemptive order from the SEC dated ______________ permitting the Funds to lend securities to their affiliates.

         A Fund's loan of securities will be collateralized, as required by the SEC, by cash, letters of credit or U.S. government securities. The collateral will be maintained at all times in a segregated account with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower or a third party acting as a "finder." Additional SEC guidelines require that: (1) the Fund receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund be able to terminate the loan at any time; (4) the Fund receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. In lending securities to U.S. and foreign brokers, dealers and banks, the Fund will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral if the borrower fails financially.

         Adoption of the proposal will permit each Fund to lend securities and cash to the full extent permitted by applicable law and assist in standardizing the investment restrictions of all the Funds. In addition, a Fund's ability to purchase debt obligations and invest in repurchase agreements would be broadened. When cash may be available for only a few days, it may be invested by a Fund in repurchase agreements until it may otherwise be invested or used for payments of the Fund's obligations. A repurchase agreement is a transaction in which a Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. This type of arrangement may be considered a loan by the Fund collateralized by the underlying security because the obligation of the seller to pay the stated price is, in effect, secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Adviser. The Adviser is responsible for assuring that this practice will not affect adversely a Fund's ability to meet its investment objective.

         Effect of the Proposed Modification. The proposed modified restriction would allow the Board to authorize a Fund to loan up to one-third of its total assets in the future without approval from shareholders. Although the modified investment restriction will give each Fund greater flexibility in managing its portfolio in the future, any change in a Fund's investment practice with respect to lending will require approval of the Fund's Board. By lending portfolio securities, a Fund could attempt to generate income through the receipt of interest. The advantage of such loans is that a Fund could continue to have the benefits (and risks) of ownership of the loaned securities, while receiving interest from the borrower of the securities. While there may be delays in recovery of loaned securities, which could lead to a loss for a Fund upon disposition of the security or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be creditworthy and of good business standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from the loans justifies the risk.

3B.      Common Stock Fund
         Growth Fund
         International Stock Fund
         Special Fund
         Small Cap Fund
         Real Estate Equity Fund
         Balanced Fund
         Daily Income Company
         Short Term Bond Fund
         Fixed Income Securities Fund
         High Yield Fund
         Technology Fund
         Strategic Value Fund

         Modify and Reclassify as Non-Fundamental the Fund's Fundamental Investment Restriction Regarding Investments in Restricted and Illiquid Securities

         Proposed New Investment Restriction. Set forth below is the non-fundamental policy proposed to be adopted by the Board of each Fund (except Columbia Daily Income Company):

                  The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

         Columbia Daily Income Company

         As required under regulatory interpretations of the 1940 Act, the proposed investment restriction for the Columbia Daily Income Company has a limit of 10% on the percentage of its assets that it may invest in illiquid securities. Its proposed policy is set forth below.

                  The Fund will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

         Current Investment Restriction. Each Fund's fundamental policies currently provide that the Fund will not

         o purchase or otherwise acquire any securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (generally considered to be illiquid securities), and

         o in the case of the Common Stock Fund, International Fund, Special Fund, Small Cap Fund, Real Estate Fund, Balanced Fund, Columbia Daily Income Company, and the Fixed Income Securities Fund, enter into a repurchase agreement maturing in more than five business or seven calendar days if, as a result, more than 5% (or 10% for some Funds) of its assets would be invested in all such securities.

         Reasons for Change. These restrictions are not required to be fundamental and, additionally, are believed by the Adviser to be overly restrictive in the current regulatory and market environment. If approved by shareholders, these policies would be reclassified as non-fundamental, meaning they could be changed by vote of the Board in response to regulatory or market developments without further approval by shareholders. Under the 1940 Act, a mutual fund is required to maintain a high degree of liquidity in its portfolio to ensure that the fund is able to meet shareholder requests for redemptions. Regulatory interpretations of the requirement now provide that a mutual fund may not invest more than 15% of its assets (10% in the case of a money market fund) in "illiquid" securities. From time to time, regulatory interpretations of the types of securities that must be treated as "illiquid" as well as the specific percentage limitations on investments in illiquid securities have changed. The non-fundamental policy would provide that the Fund could not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are at the time considered illiquid.

         In the past, illiquid securities have included those described in each Fund's current fundamental restriction--securities subject to contractual or legal restrictions on resale, securities for which there is no readily available market and repurchase agreements or time deposits maturing in greater than seven days. The securities markets are evolving, however, and new types of instruments have developed that make each Fund's current policies on illiquid investments overbroad and unnecessarily restrictive. In addition, the markets for some types of securities are almost exclusively institutional--repurchase agreements, commercial paper, many types of municipal securities and some corporate bonds and notes. These instruments are often exempt from registration under the U.S. securities laws or sold in transactions not requiring registration. Consequently, institutional investors depend on the issuer's ability to honor a demand for repayment in less than seven days or on an efficient institutional market in which the unregistered security can readily be resold. The fact that there may be legal or contractual restrictions on resale to the general public (making such securities "restricted"), therefore, does not necessarily determine the liquidity of these investments.

         In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the capital formation process, the SEC has adopted rules to facilitate efficient trading among institutional investors. The most important of these, Rule 144A under the Securities Act of 1933, contemplates a particularly broad institutional trading market for securities subject to restriction on resale to the general public. As these institutional markets have developed, some of the Funds have been constrained by existing investment restrictions even though such markets provide readily ascertainable market values for such securities and the ability to liquidate an investment to satisfy Fund share redemption orders on a timely basis.

         To take advantage of these regulatory changes and the increasingly liquid institutional trading markets, the Board of each Fund recommends that the Fund reclassify as non-fundamental its policies regarding investments in illiquid securities and limit such investments to not more than 15% of its net assets. Under this revised policy, restricted securities that have nonetheless been determined to be liquid may be purchased without limitation. As a result, Funds that may previously have been prohibited from investing in all restricted securities will be able, under the new proposal, to invest in securities that are restricted but liquid, such as those that can be offered and sold to "qualified institutional buyers" under Rule 144A.

         Effect of Reclassification and Modification of Investment Restriction. If this proposal is approved by shareholders, the specific types of securities that will be considered liquid will be determined by the Board in a manner consistent with current regulatory positions of the SEC and its staff. The Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of securities held by the Funds. The Board, however, is responsible for review of the Adviser's determinations. The Board will continue to monitor each Fund's investments in these securities. Investments in restricted securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested in these restricted securities. By making each Fund's policy on illiquid securities non-fundamental, the Funds will be able to respond more rapidly to regulatory and market developments because a shareholder vote will not be required to redefine the types of securities that are deemed illiquid.

3C.      Common Stock Fund
         Growth Fund
         International Stock Fund
         Special Fund
         Small Cap Fund
         Real Estate Equity Fund
         Balanced Fund
         Daily Income Company
         Short Term Bond Fund
         Fixed Income Securities Fund
         Oregon Municipal Bond Fund
         High Yield Fund
         National Municipal Bond Fund
         Technology Fund
         Strategic Value Fund

         Eliminate the Fund's Investment Restriction Regarding the Purchase of Securities of Other Investment Companies

         Current Restrictions. Each of the International Stock Fund, the Short Term Bond Fund, the Oregon Municipal Bond Fund, the National Municipal Bond Fund, the Technology Fund, and the Strategic Value Fund now has a fundamental investment restriction limiting the percentage of an investment company's securities that a Fund may own, and the remaining Funds listed above are prohibited from purchasing securities of other open-end investment companies.

         Reason for Elimination of Restriction. The 1940 Act broadly limits the ability of one investment company to purchase securities of another investment company. The exceptions permitted by the International Stock Fund, the Short Term Bond Fund, the Oregon Municipal Bond Fund, the National Municipal Bond Fund, the Technology Fund, and the Strategic Value Fund follow the limits imposed by the 1940 Act. Each of the Funds is already subject to these statutory limitations, and it is not necessary to prohibit investments by the Funds in securities of other investment companies. Some state "blue sky" regulators formerly imposed additional restrictions on an investment company's purchase of securities of another investment company as a condition to registration, but these state law requirements are no longer applicable.

         If these restrictions are eliminated, the Funds will continue to be subject to the limitations on investments in other registered investment companies imposed under the 1940 Act. In general, the 1940 Act prohibits a fund from (1) acquiring more than 3% of the voting stock of any other investment company, (2) investing more than 5% of its total assets in any one investment company or (3) investing more than 10% of its total assets in investment companies.

         Effect of Elimination of Restriction. Eliminating this investment restriction will allow each Fund greater flexibility to respond to market changes and other developments. Because each Fund remains subject to limitations under the 1940 Act described above, elimination of this restriction will not, at present, materially affect the operations of any Fund.

3D.      Columbia Daily Income Company

         Reclassify as Non-Fundamental Certain of the Fund's Fundamental Investment Restrictions.

         Current Fundamental Investment Restriction. The Fund is subject to Rule 2a-7 under the 1940 Act (the "Rule"). The Rule generally requires that all portfolio securities of Columbia Daily Income Company have at the time of purchase a maximum remaining maturity of 13 months and that the Fund maintain a dollar-weighted average portfolio maturity of not more than 90 days. In addition, the Rule requires that investments by the Fund must present minimal credit risk and, if rated, must be rated within one of the two highest rating categories for short-term debt obligations by at least two major rating agencies assigning a rating to the securities or issuer or, if only one rating agency is assigned a rating, by that agency. The Fund may not invest more than 5 percent of its total assets in the securities of any one issuer, except that this limitation does not apply to U.S. Government securities or repurchase agreements thereon. Investments by the Fund are now restricted to the following:

         1. Securities issued or guaranteed as to principal and interest by the U.S. Government or issued or guaranteed by agencies or instrumentalities thereof and repurchase agreements relating to these securities.

         2. Commercial paper which, if rated, by Standard & Poor's or Moody's Investor Services is rated A-1 by S&P and Prime 1 by Moody's or, if not rated, is determined to be of comparable quality by the Board of Directors of the Fund.

         3. Other corporate debt securities with remaining maturities of less than 12 months, including bonds and notes, of an issuer that has received ratings from S&P and Moody's for its other short-term debt obligations as described in paragraph 2 above, where such corporate debt securities are comparable in priority and security to the rated short-term debt obligations or, if no ratings are available, where such corporate debt securities are determined to be of comparable quality under procedures approved by the Board of the Fund.

         4. Obligations of U.S. banks that are members of the Federal Reserve System and have capital surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million and are determined by the Board of Directors of the Fund to be of comparable quality to the obligations described in paragraphs 2 and 3 above.

         Reasons for Change. The enumerated investment policies listed above are more restrictive than the restrictions required under the Rule. Although the Fund has no present intention of changing any of these investment restrictions, reclassifying these restrictions as non-fundamental will permit the Fund, with the Board's approval, greater flexibility to respond to market changes and other developments.

         Effect of Reclassification. The reclassification of this investment restriction will not, at the present, materially affect the investment practices of the Columbia Daily Income Company.

3E.      Growth Fund

         Eliminate the Fund's Investment Restriction on Investing More Than 5% of the Fund's Assets in the Securities of Any One Issuer

         Current Restrictions. The Growth Fund now has a fundamental investment restriction limiting the Fund from investing more than 5% of its assets in any one issuer, except debt instruments issued by the U.S. Government.

         Reason for Elimination of Restriction. Some state "blue sky" regulators formerly imposed restrictions on an investment company's ability to register its shares for sale in a state if the fund intended to invest more than 5% of its total assets in a single issuer. The Fund is classified as a "diversified" fund under the 1940 Act and, accordingly, must invest its assets so that with respect to 75% of its assets, (i) no more than 5% is invested in any one issuer (other than cash or cash items (including receivables), securities issued or guaranteed by the U.S. Government and securities of other investment companies), and (ii) no more than 10% of the outstanding voting securities of any issuer is held by the Fund. Accordingly, if this restriction is eliminated, the Fund would be permitted to invest more than 5% of its total assets in the assets of one or more issuers, so long as no more than an aggregate of 25% of the Fund's total assets are so invested.

         Although each of the other Funds is "diversified" (except for the Technology Fund and the Oregon Municipal Bond Fund) and subject to the investment restrictions under the 1940 Act for a diversified mutual fund, none is limited to investing only 5% of the Fund's assets (with respect to 100% of the Fund's assets) in the securities of one issuer.

         Effect of Elimination of Restriction. Investing a larger percentage of the Fund's assets in a single issuer's securities would increase the Fund's exposure to market, credit and other risks associated with that issuer's financial condition and business operations, which may diminish the Fund's performance. The Fund remains subject to investment limitations under the 1940 Act with respect to diversification and it presently intents to limit its investments insecurities of any one issuer to no more than 5% of the Fund's assets. Eliminating this investment restriction, however, will give the Fund additional investment flexibility afforded a diversified mutual fund and allow it greater flexibility to respond to market changes and other developments.

                                  REQUIRED VOTE

         Approval of each subproposal under Proposal No. 3 described above requires the affirmative vote of the lesser of:

                  o 67% of the Fund's voting securities present at the Special Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or
                  o more than 50% of the Fund's outstanding voting securities.

         If the Proposal is approved by shareholders of a Fund at the Special Meeting, it will be effective upon appropriate disclosure being made in the Fund's prospectus and statement of additional information.

         Each Fund's Board Recommends That You Vote "For" Each Subproposal Under Proposal No. 3.

Proposal No. 4:   To Ratify the Selection of PricewaterhouseCoopers LLP
                  as the Funds Independent Public Accountants

         The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser.

         The Board of each Fund, including a majority of the Independent Directors, has selected PricewaterhouseCoopers LLP to be the Fund's independent public accountants for the fiscal year ending December 31, 2002, subject to ratification by the Fund's shareholders. PricewaterhouseCoopers LLP has no direct or material indirect financial interest in any Fund or in the Adviser, other than receipt of fees for services to the Funds. PricewaterhouseCoopers LLP or one of its predecessors has been the independent public accountants for the Company since _________________.

         PricewaterhouseCoopers LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee for each Fund that they are independent accountants with respect to the Fund.

         The independent accountants examine annual financial statements for the Funds and provide other non-audit and tax-related services to the Funds. The Adviser and Audit Committee of each Fund have considered whether other non-audit services by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP in its audit of the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Fund-Related Fees

         Audit Fees. For the fiscal year ended December 31, 2001, the approximate fee for professional services rendered for the audit of the annual financial statements for each of the Funds was as follows:

         Columbia Common Stock Fund                             $
         Columbia Growth Fund                                   $
         Columbia International Stock Fund                      $
         Columbia Special Fund                                  $
         Columbia Small Cap Fund                                $
         Columbia Real Estate Equity Fund                       $
         Columbia Technology Fund                               $
         Columbia Strategic Value Fund                          $
         Columbia Balanced Fund                                 $
         Columbia Short Term Bond Fund                          $
         Columbia Fixed Income Securities Fund                  $
         Columbia National Municipal Bond Fund                  $
         Columbia Oregon Municipal Bond Fund                    $
         Columbia High Yield Fund                               $
         Columbia Daily Income Company                          $

         All Other Fees. For the fiscal year ended December 31, 2001, PricewaterhouseCoopers LLP was paid approximately $____________ for tax-related services rendered to the Funds.

Non-Fund Related Fees

         Financial Information Systems Design and Implementation Fees. For the fiscal year ended December 31, 2001, PricewaterhouseCoopers LLP was paid approximately $_____________ for designing or implementing hardware or software systems on behalf of the Adviser and CMC Fund Trust.

         All Other Fees. For the fiscal year ended December 31, 2001, PricewaterhouseCoopers LLP was paid approximately $______________ for all other non-audit services rendered on behalf of the Adviser and CMC Fund Trust.

                                  REQUIRED VOTE

         Ratification of the selection of PricewaterhouseCoopers LLP to serve as the independent accountants must be approved by a majority of all votes cast at the Special Meeting at which a quorum is present.

         Each Fund's Board recommends that you vote "For" the ratification of the selection of PricewaterhouseCoopers LLP as the independent public accountants for the Fund.


                         EXECUTIVE OFFICERS OF THE FUNDS

         The officers of the Funds are listed below, together with their principal business occupation. The officers hold office indefinitely, except that any officer may resign or may be removed by a vote of a majority of the directors at any regular meeting or special meeting of the directors. All officers are "interested persons" as defined by the 1940 Act and receive no fees or salaries from any of the Funds. The business address of each officer is 1300 SW Sixth Avenue, Portland, Oregon 97201.

                             Position(s)
                              Held with     Length of Time
          Name and Age          Funds           Served     Principal Occupation(s) During Past 5 Years
--------------------------- --------------- -------------- ------------------------------------------------
Jeff B. Curtis (48)         President and   2 Years        President of Columbia Funds Management Company
                            Assistant                      and Columbia Management Co.  Prior to his
                            Secretary                      current positions, Mr. Curtis was Senior Vice
                                                           President and General Counsel of Columbia
                                                           Funds Management Company and Columbia
                                                           Management Co.


Myron G. Child (61)         Vice President  2 Years        Vice President of Columbia Trust Company


Kathleen M. Griffin (42)    Vice President  2 Years        Vice President of Columbia Financial Center
                                                           Incorporated

Jeffrey L. Lunzer (41)      Vice President  2 Years        Vice President of Columbia Funds Management
                                                           Company and Columbia Management Co.  Prior to
                                                           his current positions, Mr. Lunzer was the
                                                           Controller for the Funds.  Before joining the
                                                           Funds in 1998, Mr. Lunzer was Treasurer and
                                                           Fund Officer of WM Group of Funds, a mutual
                                                           fund company.

Susan J. Woodworth (49)     Vice President  2 Years        Vice President of Columbia Trust Company


                                       25

Mark A. Wentzien (42)       Secretary       2 Years        Vice President of Columbia Funds Management
                                                           Company and Columbia Management Co.  Prior to
                                                           his current positions, Mr. Wentzien was
                                                           Associate Counsel of Columbia Funds Management
                                                                 Company and Columbia Management Co.


                             ADDITIONAL INFORMATION

         PFPC Distributors, Inc. ("PDI") is the principal underwriter for each of the Funds and is authorized under a distribution agreement with each Fund to sell shares of the Fund. Columbia Financial Center Incorporated, with principal offices at 1301 SW Fifth Avenue, Portland, Oregon 97201, has entered into a broker dealer agreement with PDI to distribute the Fund's shares.

         Columbia Trust Company, 1301 SW Fifth Avenue, Portland, Oregon 97201, is the Funds' transfer and dividend crediting agent. On or about October 19, 2002, the transfer and dividend crediting agent for the Funds will be Liberty Funds Services, Inc., One Financial Center, Boston, Massachusetts 02111.

         US Bank N.A., 321 SW Sixth Avenue, Portland, Oregon 97208, acts as general custodian for each Fund, except the International Stock Fund, with respect to domestic securities by a Fund. J.P. Morgan Chase & Co., 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, acts as general custodian for the International Stock Fund and provides custody services to those Funds that invest in foreign securities. Effective June 17, 2002, State Street Bank & Trust Co. will become the custodian for assets of all Funds, including custody of foreign securities acquired by those Funds that invest in foreign securities.


                OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING
                            AND SHAREHOLDER PROPOSALS

         Although the Notice of Special Meeting of Shareholders provides for transaction of any other business that properly comes before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than the matters described in this Joint Proxy Statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are presented.

         None of the Fund's Bylaws require that a Fund hold an annual meeting of shareholders. A Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of, among other matters, new investment advisory contracts or a change in the Fund's fundamental policies, such as its investment objective or investment restrictions.

         Because none of the Funds holds regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders who wish to submit a proposal for consideration at a meeting of shareholders must deliver notice of the proposal within a reasonable time before the Fund mails its proxy materials. As of March 31, 2002, the Funds had not received any shareholder proposals and thus none is included in these proxy materials.

         It is important that proxies be returned promptly. Shareholders who do not expect to attend the Special Meeting in person are urged to complete, sign, date and return their proxy cards in the enclosed stamped envelope, or by fax to 1-503-226-4067.


                                            By Order of the Board of Directors,


                                            Mark A. Wentzien
                                            Secretary

Portland, Oregon
May 29, 2002

This is your ballot                                       Your vote is important

                           Columbia Common Stock Fund
                              Columbia Growth Fund
                        Columbia International Stock Fund
                              Columbia Special Fund
                             Columbia Small Cap Fund
                        Columbia Real Estate Equity Fund
                             Columbia Balanced Fund
                          Columbia Daily Income Company
                          Columbia Short Term Bond Fund
                      Columbia Fixed Income Securities Fund
                          Columbia Municipal Bond Fund
                            Columbia High Yield Fund
                      Columbia National Municipal Bond Fund
                            Columbia Technology Fund
                          Columbia Strategic Value Fund

    Joint Proxy for Special Meeting of Shareholders to be held July 31, 2002

Please use this ballot to vote on the proposed changes to the Funds, as described in the attached proxy statement. In signing below, you appoint either Jeff B. Curtis or Mark A. Wentzien as proxies, with power of substitution, to represent and to vote, at the Special Meeting of Shareholders of the Funds, on July 31, 2002 at 10:00 a.m., and at any adjournments thereof, all shares you own of each of the Funds, which you would be entitled to vote if you were represented in person. If you have questions, please call us toll-free at [1-800-547-1707].

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted for the proposals.

                                  Please vote!

[Registration here]

Please sign exactly as your name appears on this card.
If you are a joint owner, please ensure that each owner signs this ballot. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If the shareholder is a partner, please sign in the partnership's name.

-------------------------------------
Signature
-------------------------------------
Signature, if held jointly
-------------------------------------
Date

This proxy is solicited on behalf of the Boards of Directors of the Funds. The Funds' Boards of Directors recommend that you vote IN FAVOR of each Proposal.

Proposals:
---------

1. Approve the Proposal to elect J. Jerry Inskeep, Jr., James C. George,, Charles R. Nelson, Patrick J. Simpson, and Richard L. Woolworth to the Funds' Board of Directors.

         To vote mark the box below in blue or black ink (Example: |_|)

                  For ALL           Against          Abstain
                  -------           -------          -------
                  (except marked)
                  ---------------

                  |_|               |_|              |_|

To vote against a particular nominee, write the nominee's name on the line below


--------------------------------------------------------------------------------

2. Approve the Proposal to amend and restate the Fund's articles of incorporation and to allow the issuance of multiple classes of shares.

                  For               Against          Abstain
                  ---               --------         -------
                  |_|               |_|              |_|

3. Approve the Proposal to modify, reclassify or eliminate certain fundamental investment restrictions.

--------------------------------------------------------------------------------
For Shareholders of The Columbia Common Stock Fund Only:
--------------------------------------------------------------------------------

(3A) Making Loans;                 For ALL           Against          Abstain
(3B) Restricted Securities;        -------           -------          -------
(3C) Investments in                (except marked)
Other Investment Companies         ---------------
                                   |_|               |_|              |_|

--------------------------------------------------------------------------------
To vote against a particular proposed change, write the subproposal designation on the line below

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Shareholders of The Columbia Growth Fund Only:
--------------------------------------------------------------------------------

(3A) Making Loans;                 For ALL           Against          Abstain
(3B) Restricted Securities;        -------           -------          -------
(3C) Investments in                (except marked)
Other Investment Companies         ---------------
                                   |_|               |_|              |_|

--------------------------------------------------------------------------------
To vote against a particular proposed change, write the subproposal designation on the line below

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Shareholders of The Columbia International Stock Fund Only:
--------------------------------------------------------------------------------

(3A) Making Loans;                 For ALL           Against          Abstain
(3B) Restricted Securities;        -------           -------          -------
(3C) Investments in                (except marked)
Other Investment Companies         ---------------
                                   |_|               |_|              |_|

--------------------------------------------------------------------------------
To vote against a particular proposed change, write the subproposal designation on the line below

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For Shareholders of The Columbia Special Fund Only:
--------------------------------------------------------------------------------

(3A) Making Loans;                 For ALL           Against          Abstain
(3B) Restricted Securities;        -------           -------          -------
(3C) Investments in                (except marked)
Other Investment Companies         ---------------
                                   |_|               |_|              |_|

--------------------------------------------------------------------------------
To vote against a particular proposed change, write the subproposal designation on the line below

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Shareholders of The Columbia Small Cap Fund Only:
--------------------------------------------------------------------------------

(3A) Making Loans;                 For ALL           Against          Abstain
(3B) Restricted Securities;        -------           -------          -------
(3C) Investments in                (except marked)
Other Investment Companies         ---------------
                                   |_|               |_|              |_|

--------------------------------------------------------------------------------
To vote against a particular proposed change, write the subproposal designation on the line below

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Shareholders of The Columbia Real Estate Equity Fund Only:
--------------------------------------------------------------------------------

(3A) Making Loans;                 For ALL           Against          Abstain
(3B) Restricted Securities;        -------           -------          -------
(3C) Investments in                (except marked)
Other Investment Companies         ---------------
                                   |_|               |_|              |_|

--------------------------------------------------------------------------------
To vote against a particular proposed change, write the subproposal designation on the line below

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Shareholders of The Columbia Balanced Fund Only:
--------------------------------------------------------------------------------

(3A) Making Loans;                 For ALL           Against          Abstain
(3B) Restricted Securities;        -------           -------          -------
(3C) Investments in                (except marked)
Other Investment Companies         ---------------
                                   |_|               |_|              |_|

--------------------------------------------------------------------------------
To vote against a particular proposed change, write the subproposal designation on the line below

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Shareholders of The Columbia Daily Income Company Only:
--------------------------------------------------------------------------------

(3A) Making Loans;                 For ALL           Against          Abstain
(3B) Restricted Securities;        -------           -------          -------
(3C) Investments in                (except marked)
Other Investment Companies         ---------------
                                   |_|               |_|              |_|

--------------------------------------------------------------------------------
To vote against a particular proposed change, write the subproposal designation on the line below

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Shareholders of The Columbia Short Term Bond Fund Only:
--------------------------------------------------------------------------------

(3A) Making Loans;                 For ALL           Against          Abstain
(3B) Restricted Securities;        -------           -------          -------
(3C) Investments in                (except marked)
Other Investment Companies         ---------------
                                   |_|               |_|              |_|

--------------------------------------------------------------------------------
To vote against a particular proposed change, write the subproposal designation on the line below

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Shareholders of The Columbia Fixed Income Securities Fund Only:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3A) Making Loans;                 For ALL           Against          Abstain
(3B) Restricted Securities;        -------           -------          -------
(3C) Investments in                (except marked)
Other Investment Companies         ---------------
                                   |_|               |_|              |_|

--------------------------------------------------------------------------------
To vote against a particular proposed change, write the subproposal designation on the line below

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Shareholders of The Columbia Oregon Municipal Bond Fund Only:
--------------------------------------------------------------------------------

(3A) Making Loans;                 For ALL           Against          Abstain
(3B) Restricted Securities;        -------           -------          -------
(3C) Investments in                (except marked)
Other Investment Companies         ---------------
                                   |_|               |_|              |_|

--------------------------------------------------------------------------------
To vote against a particular proposed change, write the subproposal designation on the line below

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Shareholders of The Columbia High Yield Fund Only:
--------------------------------------------------------------------------------

(3A) Making Loans;                 For ALL           Against          Abstain
(3B) Restricted Securities;        -------           -------          -------
(3C) Investments in                (except marked)
Other Investment Companies         ---------------
                                   |_|               |_|              |_|

--------------------------------------------------------------------------------
To vote against a particular proposed change, write the subproposal designation on the line below

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Shareholders of The Columbia National Municipal Bond Fund Only:
--------------------------------------------------------------------------------

(3A) Making Loans;                 For ALL           Against          Abstain
(3B) Restricted Securities;        -------           -------          -------
(3C) Investments in                (except marked)
Other Investment Companies         ---------------
                                   |_|               |_|              |_|

--------------------------------------------------------------------------------
To vote against a particular proposed change, write the subproposal designation on the line below

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Shareholders of The Columbia Technology Fund Only:
--------------------------------------------------------------------------------

(3A) Making Loans;                 For ALL           Against          Abstain
(3B) Restricted Securities;        -------           -------          -------
(3C) Investments in                (except marked)
Other Investment Companies         ---------------
                                   |_|               |_|              |_|

--------------------------------------------------------------------------------
To vote against a particular proposed change, write the subproposal designation on the line below

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Shareholders of The Columbia Strategic Value Fund Only:
--------------------------------------------------------------------------------

(3A) Making Loans;                 For ALL           Against          Abstain
(3B) Restricted Securities;        -------           -------          -------
(3C) Investments in                (except marked)
Other Investment Companies         ---------------
                                   |_|               |_|              |_|
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To vote against a particular proposed change, write the subproposal designation on the line below

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


4. Ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

                  For               Against          Abstain
                  ---               --------         -------
                  |_|               |_|              |_|


               Please mail or fax your ballot to [1-503-________]

                            Thank you for your vote!
Columbia Funds
PO Box 1350
Portland, OR 97207-1350

                             YOUR VOTE IS IMPORTANT
                          VOTE BY INTERNET / TELEPHONE
                          24 HOURS A DAY, 7 DAYS A WEEK

                INTERNET                                       TELEPHONE                                    MAIL
                --------                                       ---------                                    ----
[Http://proxy.shareholder.com]                                [1-800-480-0407]

o     Go to the website address                   o     Use any touch-tone                    o     Mark, sign and date your
      listed above.                                     telephone.                                  proxy card.
o     Have your proxy card ready.       OR        o     Have your proxy card ready.    OR     o     Detach your proxy card.
o     Enter your Control Number                   o     Enter your Control Number             o     Return your proxy card in the
      located in the box below.                         located in the box below.                   postage-paid envelope
                                                                                                    provided.
o     Follow the simple instructions              o     Follow the simple recorded
      that appear on your computer                      Instructions.
      screen.

                                                                        Your Internet or telephone vote
                                                                        authorizes the named proxies to vote
                                                                        your shares in the same manner as if you
                                                                        marked, signed and returned your proxy
                                                                        card. [1-800-________] CALL TOLL-FREE TO
                                                                        VOTE!! THERE IS NO CHARGE FOR THIS
                                                                        CALL!!








It is expected that the Internet and telephone voting facilities will close at [12:01 a.m. E.S.T.] on ____________, 2002.

                                                                       EXHIBIT A

                       PRINCIPAL SHAREHOLDERS OF THE FUNDS

         At ___________, 2002, officers and directors, as a group, owned of record or beneficially less than 1% of each Fund, other than for the following
Funds:

Columbia Technology Fund                ___________ shares  ____________%
Columbia National Municipal Bond Fund   ___________ shares  ____________%

         At _________, 2002, to the knowledge of the Funds, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund except the following record owners:


Columbia Common Stock Fund

Name and Address                     Shares Owned of Record at _________, 2002
----------------                     -----------------------------------------








Columbia Growth Fund

Name and Address                     Shares Owned of Record at _________, 2002
----------------                     -----------------------------------------








Columbia International Stock Fund

Name and Address                     Shares Owned of Record at _________, 2002
----------------                     -----------------------------------------








Columbia Special Fund

Name and Address                     Shares Owned of Record at _________, 2002
----------------                     -----------------------------------------

Columbia Small Cap Fund

Name and Address                     Shares Owned of Record at _________, 2002
----------------                     -----------------------------------------








Columbia Real Estate Equity Fund

Name and Address                     Shares Owned of Record at _________, 2002
----------------                     -----------------------------------------








Columbia Balanced Fund

Name and Address                     Shares Owned of Record at _________, 2002
----------------                     -----------------------------------------










Columbia Daily Income Company

Name and Address                     Shares Owned of Record at _________, 2002
----------------                     -----------------------------------------








Columbia Short Term Bond Fund

Name and Address                     Shares Owned of Record at _________, 2002
----------------                     -----------------------------------------








Columbia Fixed Income Securities Fund

Name and Address                     Shares Owned of Record at _________, 2002
----------------                     -----------------------------------------








Columbia Oregon Municipal Bond Fund

Name and Address                     Shares Owned of Record at _________, 2002
----------------                     -----------------------------------------








Columbia High Yield Fund

Name and Address                     Shares Owned of Record at _________, 2002
----------------                     -----------------------------------------






Columbia National Municipal Bond Fund

Name and Address                     Shares Owned of Record at _________, 2002
----------------                     -----------------------------------------

Columbia Technology Fund

Name and Address                     Shares Owned of Record at _________, 2002
----------------                     -----------------------------------------







Columbia Strategic Value Fund

Name and Address                     Shares Owned of Record at _________, 2002
----------------                     -----------------------------------------

                                                                       EXHIBIT B

                                PROPOSED ARTICLES


                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                    COLUMBIA [___________________] FUND, INC.

                                    ARTICLE I

         The name of the Corporation is Columbia [NAME]* Fund, Inc.

                                   ARTICLE II

         The purposes for which the Corporation is organized are:

         A. To conduct and carry on the business of an open-end investment company of the management type under the Investment Company Act of 1940; and

         B. To engage in any other lawful activity for which corporations may be organized under the Oregon Business Corporation Act.

                                   ARTICLE III

         A. The Corporation is authorized to issue [NUMBER]* shares of Common Stock.

         B. The Board of Directors is authorized, subject to limitations prescribed by the Oregon Business Corporation Act, as amended from time to time (the "Act"), the Investment Company Act of 1940, as amended from time to time and the rules and regulations thereunder (the "1940 Act"), and the provisions of this Article, to provide for the issuance of shares of Common Stock in classes, to establish from time to time the number of shares to be included in each class, including increases in the authorized number of shares of that class pursuant to Section 60.434(6) of the Act, and to determine the designations, relative rights, preferences and limitations of the shares of each class. Without limiting the foregoing, the shares of each class may be subject to charges and expenses (including by way of example, but not by way of limitation, redemption fees or fees for administration plans, service plans, or other plans or arrangements, however designated), which charges and expenses may differ from those applicable to another class, and all of the charges and expenses to which a class is subject shall be borne by that class and shall be appropriately reflected, in the manner determined by the Board of Directors, in determining the net asset value of, the amounts payable with respect to dividends and distributions on, and redemptions or liquidations of the class. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that shares of any class shall be convertible (automatically, optionally or otherwise) into shares of one or more other classes in accordance with the requirements and procedures established by the Board of Directors.

         C. Holders of Common Stock shall have the following rights (unless provided otherwise by the Board of Directors with respect to any class at the time it is established and designated):

                  (1) Voting. On each matter submitted to a vote of the shareholders, each holder of shares of Common Stock shall be entitled to one vote for each share held, irrespective of the class, and all shares of all classes shall vote as a single class ("Single Class Voting"); provided, however, that (a) as to any matter with respect to which a separate vote of any class is required by the Act or by the 1940 Act, such requirement as to a separate vote by that class shall apply in lieu of Single Class Voting; (b) if the separate vote requirement referred to in clause (a) above applies with respect to one or more classes, then, subject to clause (c) below, the shares of all other classes shall vote as a single class; and (c) as to any matter which does not affect the interest of a particular class, only the holders of shares of the one or more affected classes shall be entitled to vote.

                  (2)  Dividends and Distributions.

                           (a) The holders of each class of Common stock shall
be entitled to dividends if, as and when authorized by the Board of Directors.

                           (b) No dividend, distribution, subdivision,
combination or reclassification of any class of Common Stock shall occur unless a like dividend, distribution, subdivision, combination or reclassification is made with respect to all other classes of Common Stock then outstanding; provided that any charges and expenses that apply to one or more classes shall be reflected in the amount of dividends or distributions made to those classes.

                  (3) Liquidation. On dissolution and liquidation of the Corporation, whether voluntary or involuntary, the holders of each class of Common Stock shall be entitled to receive, pro rata, any remaining assets of the Corporation; provided that any charges and expenses that apply to one or more classes shall be reflected in the amount of distributions made to those classes.

         D. There is hereby established a class of shares of Common Stock of the Corporation, designated "Class Z Common Stock," to consist of [NUMBER]* shares of Common Stock. Upon filing of these Amended and Restated Articles of Incorporation with the Secretary of State of the State of Oregon, each share of Common Stock then outstanding shall become one fully paid and nonassessable share of Class Z Common Stock. Prior to the issuance by the Corporation of any shares of a class of Common Stock other than Class Z Common Stock, any reference by the Corporation or its officers, directors, employees or agents to "Common Stock" shall be deemed a reference to Class Z Common Stock. [Each share of Class Z Common Stock shall automatically convert into one share of Common Stock of a new class of Common Stock (the "New Class") upon the effective date of articles of amendment with respect to the New Class filed pursuant to Section 60.134 of the Act or any successor provision, provided that the (i) articles of amendment regarding the New Class provide for such conversion and (ii) designations, relative rights, preferences and limitations of the New Class are identical to those of the Class Z Common Stock except for its name and except that the provisions of this sentence may, but need not, be eliminated.]

                                   ARTICLE IV

         A. Except as otherwise provided in this Article, a shareholder may require the Corporation to redeem all or any part of shares of the Corporation upon deposit of the shares for redemption, in the manner and in accordance with the conditions prescribed by the Board of Directors. Shares deposited for redemption shall be redeemed by the Corporation at the redemption price for the shares as determined in the manner set out in this Article.

         B. The redemption price per share shall be the net asset value per share of that class, as determined by or under the direction of the Board of Directors, less the redemption fee or other charge, if any, fixed by the Board of Directors in accordance with the 1940 Act. The net asset value per share shall be determined on all days on which the New York Stock Exchange is open for business and at such other time or times as the Board of Directors designates, unless such determination is suspended.

         C. Net asset value per share of a class shall be determined by dividing the value of the net assets of that class (the value of the securities and other assets attributable to that class less the liabilities attributable to that class) by the total number of shares of that class outstanding, all as determined by or under the direction of the Board of Directors in accordance with generally accepted accounting principles and the 1940 Act.

         D. The Board of Directors may suspend the determination of net asset value for all or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which (a) the disposal by the Corporation of investments owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Corporation fairly to determine the value of its assets, or (iv) as the federal Securities and Exchange Commission or any successor governmental authority may by order permit for the protection of shareholders of the Corporation. Whenever the Board of Directors, by declaration or resolution, has suspended the determination of net asset value pursuant to this Article, the right of any shareholder to require the Corporation to redeem shares shall be likewise suspended, despite deposit before suspension. When a suspension is in effect, any shareholder may withdraw certificates from deposit or may leave them on deposit, in which case the redemption price shall be the net asset value next determined after the suspension is terminated.

         E. In determining for the purposes of this Article the total value of the assets of the Corporation, investments and any other assets of the Corporation shall be valued in the manner determined from time to time by the Board of Directors.

         F. The right of any holder of shares redeemed by the Corporation to receive dividends or distributions thereon and all other rights of such holder with respect to such shares shall terminate when the redemption price of the shares is determined, except for the right of the holder to receive (i) the redemption price of the shares from the Corporation in accordance with the provisions hereof and (ii) any dividend or distribution to which the holder had previously become entitled as the record holder of shares on the record date for the dividend or distribution.

         G. Payment of the redemption price by the Corporation may be made either in cash or in securities or other assets at the time owned by the Corporation, or partly in cash and partly in securities or other assets at the time owned by the Corporation. Any payment to be made in securities or other assets of the Corporation shall be the value used in determining the redemption price.

         H. The obligation of the Corporation to redeem its shares hereunder is conditional upon the ability of the Corporation to comply with the provisions of the Act relating to distributions to shareholders by means of share redemptions. The right to redeem shall terminate upon adoption of a plan of liquidation or dissolution of the Corporation by the Board of Directors.

         I. The Corporation, either directly or through an agent, may repurchase its shares, out of funds legally available therefor, upon the terms and conditions and for the consideration as the Board of Directors deems advisable, by agreement with the owner at a price not exceeding the net asset value per share as determined by the Board of Directors at the time or times as the Board of Directors designates, and the Corporation may take all other steps deemed necessary or advisable in connection therewith.

         J. The Corporation, pursuant to resolution of the Board of Directors, may cause the redemption, upon the terms set forth in the resolution and in this Article, of shares owned by shareholders whose shares have an aggregate net asset value of $500 or less. Notwithstanding any other provision of this Article, if certificates representing such shares have been issued, the redemption price need not be paid by the Corporation until the certificates are presented in proper form for transfer to the Corporation or the agent of the Corporation appointed for that purpose; however, the redemption shall be effective, in accordance with the resolution of the Board of Directors, regardless of whether or not such presentation has been made.

         K. The Board of Directors may delegate any of its powers and duties under this Article with respect to appraisal of assets and liabilities and determination of net asset value or with respect to suspension of the determination of net asset value to an officer of the Corporation, the custodian or depository of the Corporation's assets, or to the investment adviser of the Corporation.

         L. The obligations set forth in this Article may be suspended or postponed as permitted pursuant to the 1940 Act.

         M. Except as provided in the next sentence of this Article IV.M, shares of any class hereafter issued which are redeemed, exchanged, or otherwise acquired by the Corporation shall return to the status of authorized and unissued shares of that class. Upon the redemption, exchange, or other acquisition by the Corporation of all outstanding shares of any class hereafter issued, all shares of that class shall return to the status of authorized and unissued shares without designation as to class, and all provisions of these Articles relating to that class shall cease to be of further effect and shall cease to be a part of these Articles.

                                    ARTICLE V

         Any determination made in good faith and, so far as accounting matters are involved, in accordance with generally accepted accounting principles, by or pursuant to the direction of the Board of Directors, as to: the amount and allocation of the assets, liabilities, income, expense, gain, or loss of the Corporation; the amount of any reserves or charges set up and the propriety thereof; the time of or purpose for creating such reserves or charges; the use, alteration, or cancellation of any reserves or charges (whether or not any debt, obligation, or liability for which such reserves or charges shall have been created, shall have been paid or discharged, or shall be then or thereafter required to be paid or discharged); the price or closing bid or asked price of any investment owned or held by the Corporation; the amortized or market value of any investment or fair value of any other asset of the Corporation; the fair market value of assets accepted as consideration for shares; the number of shares of the Corporation outstanding; the estimated expense to the Corporation in connection with purchases of its shares; the ability to liquidate investments in an orderly fashion; the extent to which it is practicable to deliver a cross-section of the securities held in any portfolio of the Corporation in payment for any shares pertaining to that portfolio; or any other matters relating to the issue, sale, purchase, or other acquisition or disposition of investments or shares of the Corporation shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present, and future; and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as set forth above.

                                   ARTICLE VI

         No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for conduct as a director, provided that this Article shall not eliminate the liability of a director for any act or omission for which such elimination of liability is not permitted under the Act or the 1940 Act. No amendment to the Act that further limits the acts or omissions for which elimination of liability is permitted shall affect the liability of a director for any act or omission which occurs prior to the effective date of the amendment.

                                   ARTICLE VII

         The Corporation shall indemnify to the fullest extent not prohibited by law, including the Act and the 1940 Act, any person who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative, or other (including an action, suit, or proceeding by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the Corporation, or serves or served at the request of the Corporation as a director or officer or as a fiduciary of an employee benefit plan, of another corporation, partnership, joint venture, trust, or other enterprise. The Corporation shall pay for or reimburse the reasonable expenses incurred by any such person in any such proceeding in advance of the final disposition of the proceeding if the person sets forth in writing (i) the person's good faith belief that the person is entitled to indemnification under this Article and (ii) the person's agreement to repay all advances if it is ultimately determined that the person is not entitled to indemnification rider this Article. No amendment to this Article that limits the Corporation's obligation to indemnify any person shall have any effect on such obligation for any act or omission that occurs prior to the later of the effective date of the amendment or the date notice of the amendment is given to the person. This Article shall not be deemed exclusive of any other provisions for indemnification or advancement of expenses of directors, officers, employees, agents, and fiduciaries that may be included in any statute, bylaw, agreement, general or specific action of the Board of Directors, vote of shareholders, or other document or arrangement.

                                  ARTICLE VIII

         The Corporation shall not be required to hold an annual meeting of shareholders.

-------------

* Upon the filing of Amended and Restated Articles for each Fund, the number of authorized shares of Common Stock and number of shares of Common Stock designated as Class Z Common Stock for each Fund will be as follows:

                                                 Authorized Shares     Number of Shares Designated
                     Name of Fund                of Common Stock       as Class Z Common Stock
Columbia Common Stock Fund, Inc.                 1,000,000,000            400,000,000
Columbia Growth Fund, Inc.                       1,000,000,000            400,000,000
Columbia International Stock Fund, Inc.          1,000,000,000            400,000,000
Columbia Special Fund, Inc.                      1,000,000,000            400,000,000
Columbia Small Cap Fund, Inc.                    1,000,000,000            400,000,000
Columbia Real Estate Equity Fund, Inc.           1,000,000,000            400,000,000
Columbia Balanced Fund, Inc.                     1,000,000,000            400,000,000
Columbia Daily Income Company                    2,000,000,000            2,000,000,000
Columbia Short Term Bond Fund, Inc.              1,000,000,000            400,000,000
Columbia Fixed Income Securities Fund, Inc.      1,000,000,000            400,000,000
Columbia Oregon Municipal Bond Fund, Inc.        1,000,000,000            400,000,000
Columbia High Yield Fund, Inc.                   1,000,000,000            400,000,000
Columbia National Municipal Bond Fund, Inc.      1,000,000,000            400,000,000
Columbia Technology Fund, Inc.                   1,000,000,000            400,000,000
Columbia Strategic Value Fund, Inc.              1,000,000,000            400,000,000

                                                                      EXHIBIT C

                         CURRENT INVESTMENT RESTRICTIONS

         The Funds' current investment restrictions that are proposed to be reclassified, modified or eliminated read as follows:

Columbia Common Stock Fund, Inc.

The Common Stock Fund may not:

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). (Subproposal 3A).

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Fund (taken at current value) is invested in such securities. (Subproposal 3B).

         8. Purchase securities of other open-end investment companies. (Subproposal 3C).

Columbia Growth Fund, Inc.

The Growth Fund may not:

         4. Make loans, except through the purchase of a portion of an issue of publicly distributed debt securities. (Subproposal 3A).

         6. Purchase the securities of any issuer if the purchase at the time thereof would cause more than 5 percent of the assets of the Fund (taken at value) to be invested in the securities of that issuer, except U.S. Government bonds. (Subproposal 3E).

         8. Purchase securities of other open-end investment companies. (Subproposal 3C).

         15. Invest more than 5 percent of the value of its assets in securities which are subject to legal or contractual restrictions on resale or are otherwise not saleable. (Subproposal 3B).


Columbia International Stock Fund, Inc.

The International Stock Fund may not:

         4. Make loans to other persons, except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue and except to the extent the entry into repurchase agreements in accordance with the Fund's investment restrictions may be deemed a loan. (Subproposal 3A).

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, therefore, are not subject to this investment restriction. (Subproposal 3B).

         6. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3 percent of the total outstanding voting stock of such company is owned by the Fund, (ii) 5 percent of the Fund's total assets would be invested in any one such company, and (iii) 10 percent of the Fund's total assets would be invested in such securities. (Subproposal 3C).


Columbia Special Fund, Inc.

The Special Fund may not:

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). (Subproposal 3A).

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities. (Subproposal 3B).

         8. Purchase securities of other open-end investment companies. (Subproposal 3C).

Columbia Small Cap Fund, Inc.

         The Small Cap Fund may not:

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). (Subproposal 3A).

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 10 percent of the assets of the Fund (taken at current value) is invested in such securities. (Subproposal 3B).

         8. Purchase securities of other open-end investment companies. (Subproposal 3C).

Columbia Real Estate Equity Fund, Inc.

         The Real Estate Fund may not:

         3. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets. (Subproposal 3A).

         4. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, in that event, will not be subject to the above investment restriction. (Subproposal 3B).

         8. Purchase securities of other open-end investment companies. (Subproposal 3C).

Columbia Balanced Fund, Inc.

The Balanced Fund may not:

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). (Subproposal 3A).

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase, more than 5 percent of the assets of the Fund (taken at current value) is invested in such securities. (Subproposal 3B).

         8. Purchase securities of other open-end investment companies. (Subproposal 3C).

Columbia Daily Income Company

         6. Make loans to others (the purchase of obligations in which the Fund is authorized to invest will not constitute loans) except that the Fund may purchase and simultaneously resell for later delivery obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof if no more than 10 percent of the Fund's total assets would be subject to such repurchase agreements maturing in more than seven days. (Subproposal 3A).

         11. Purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market, except that 10 percent of the Fund's total assets may be invested in repurchase agreements maturing in more than seven days. (Subproposal 3B).

         13. Invest in the securities of other investment companies, except those acquired as part of a merger, consolidation, or acquisition of assets. (Subproposal 3C).

Columbia Short Term Bond Fund, Inc.

The Short Term Bond Fund may not:

         6. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of such illiquid securities. (Subproposal 3B).

         11. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets. (Subproposal 3A).

         12. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act. (Subproposal 3C).

Columbia Fixed Income Securities Fund, Inc.

         The Fund may not:

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets. (Subproposal 3A).

         5. Purchase a repurchase agreement with a maturity greater than seven days or a security that is subject to legal or contractual restrictions on resale or for which there are no readily available market quotations, if, as a result of such purchase, more than 10 percent of its total assets (taken at current value) are invested in such securities. (Subproposal 3B).

         9. Purchase securities of other open-end investment companies. (Subproposal 3C).




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
Columbia Oregon Municipal Bond Fund, Inc.

The Oregon Municipal Bond Fund may not:

         2. Make loans to other persons except by purchase of debt securities constituting all or part of an issue or through the loan of portfolio securities and as otherwise permitted by the Fund's investment restrictions. (Subproposal
3A).

         5. Purchase securities of other investment companies if, as a result of the purchase, more than 10 percent of the assets of the Fund is invested in such securities. (Subproposal 3C).

         8. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Fund. (Subproposal 3A).

Columbia High Yield Fund, Inc.

The High Yield Fund may not:

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets. (Subproposal 3A).

         5. Purchase illiquid securities, including restricted securities and repurchase agreements of more than seven days maturity, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value and include restricted securities that are subject to legal or contractual restrictions on resale. Certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 and for which a dealer or institutional trading market exists may be deemed to be liquid securities by the Board of Directors of the Fund and, therefore, are not subject to the above investment restriction. (Subproposal 3B).

         9. Purchase securities of other open-end investment companies. (Subproposal 3C).

Columbia National Municipal Bond Fund, Inc.

The National Municipal Bond Fund may not:

         2. Make loans to other persons except by purchase of debt securities constituting all or part of an issue or through the loan of portfolio securities and as otherwise permitted by the Fund's investment restrictions. (Subproposal
3A).

         5. Purchase securities of other investment companies if, as a result of the purchase, more than 10 percent of the assets of the Fund is invested in such securities. (Subproposal 3C).

         8. Lend portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3 percent of the total assets of the Fund. (Subproposal 3A).


Columbia Technology Fund, Inc.

The Technology Fund may not:

         3. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue), provided however, the Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33-1/3 percent of its total assets. (Subproposal 3A).

         4. Purchase securities of other open-end investment companies except as permitted by Section 12(d)(1)(A) of the Investment Company Act of 1940. (Subproposal 3C).

         11. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. (Subproposal 3B).

Columbia Strategic Value Fund, Inc.

The Strategic Value Fund may not:

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, or other debt securities constituting part of an issue), provided, however, the Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33-1/3 percent of its total assets. (Subproposal 3A).

         6. Purchase securities of other open-end investment companies except as permitted by Section 12(d)(1)(A) of the Investment Company Act of 1940. (Subproposal 3C).

         13. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. (Subproposal 3B).













                                      C-6